UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 24, 2008

DRIL-QUIP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13439	74-2162088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13550 Hempstead Highway Houston, Texas	77040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 939-7711

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 3.03	Material Modification to Rights of Security Holders.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 24, 2008, the Board of Directors of Dril-Quip, Inc. (the “Company”) declared a dividend of one right (“Right”) for each outstanding share of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), to stockholders of record at the close of business on December 5, 2008. Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-hundredth of a share (a “Fractional Share”) of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), at a purchase price of $100 per Fractional Share, subject to adjustment (the “Purchase Price”). The description and terms of the Rights are set forth in a Rights Agreement dated as of November 24, 2008 as it may from time to time be supplemented or amended (the “Rights Agreement”) between the Company and Mellon Investor Services LLC, as Rights Agent.

Initially, the Rights will be evidenced by the certificates for Common Stock registered in the names of the holders of the Common Stock or, for Common Stock held in book-entry accounts through the direct registration service of the Company’s transfer agent, by such book-entry accounts (together with a direct registration transaction advice with respect to such shares), and no separate certificates for the Rights (“Rights Certificates”) will be distributed. The Rights will separate from the Common Stock and a “Distribution Date” will occur, with certain exceptions, upon the earlier of (i) ten days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock (the date of the announcement being the “Stock Acquisition Date”), or (ii) ten business days following the commencement of a tender offer or exchange offer that would result in a person’s becoming an Acquiring Person. In certain circumstances, the Distribution Date may be deferred by the Board of Directors. Certain inadvertent acquisitions will not result in a person’s becoming an Acquiring Person if the person promptly divests itself of sufficient Common Stock. If at the time of the adoption of the Rights Agreement, any person or group of affiliated or associated persons is the beneficial owner of 15% or more of the outstanding shares of Common Stock, such person shall not become an Acquiring Person unless and until certain increases in such person’s beneficial ownership occur or are deemed to occur. Additionally, none of (a) Larry E. Reimert, Gary D. Smith, J. Mike Walker, Reimert Family Partners, Ltd. and Four Smith’s Company, Ltd. (the “Major Stockholders”) or any transferee of Common Stock (an “Individual Major Stockholder Transferee”) previously owned by any of Larry E. Reimert, Gary D. Smith or J. Mike Walker (each, an “Individual Major Stockholder”) if (x) such transferee receives such Common Stock directly from an Individual Major Stockholder by will or intestate succession or (y) such transfer is made (A) directly from an Individual Major Stockholder or an Individual Major Stockholder Transferee to a spouse, sibling or lineal descendant or lineal descendant of a spouse of an Individual Major Stockholder or (B) directly from an Individual Major Stockholder or from an Individual Major Stockholder Transferee for estate planning purposes to a trust, family partnership, family limited liability company or similar family-related or family-controlled entity, all of the interests of which are owned by an Individual Major Stockholder, a spouse, sibling or lineal descendant of an Individual Major Stockholder or lineal descendant of a spouse of an Individual Major Stockholder or any distributees under the will of any of the foregoing persons, successors of such persons by intestate succession or trusts for the benefit of any of the foregoing persons (an “Estate Planning Vehicle”), (b) any affiliate associate of any Major Stockholder or Individual Major Stockholder Transferee, or (c) group (as that term is used in Rule 13d-5(b) of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on the date of the Rights Agreement) consisting solely of such persons specified in (a) or (b), any of their spouses, siblings, lineal descendants or lineal descendants of a spouse, and any other person who is not, or persons who collectively are not, the beneficial owner of shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock will be deemed to be an Acquiring Person unless and until certain increases in such person’s beneficial ownership occur or are deemed to occur. A group shall not be deemed to exist and persons shall not be deemed to be acting in concert, solely because one or more persons in the group is an officer, director or employee of the Company, and officers, directors and employees of the Company shall not be deemed to be affiliates or associates of one another solely by reason of such positions. Reimert Family Partners, Ltd. shall cease to be a Major Stockholder at such time as all of the interests in such partnership are not owned by Larry E. Reimert, his spouse, siblings, lineal descendants, lineal descendants of his spouse, any distributees under the will of any of the foregoing persons, successors of such persons by intestate succession and trusts for the benefit of any of the foregoing persons. Four Smith’s Company, Ltd. shall cease to be a Major Stockholder at such time as all of the interests in such partnership are not owned by Gary D. Smith, his spouse, siblings, lineal descendants, lineal descendants of his spouse, any distributees under the will of any of the foregoing persons, successors of such persons by intestate succession, and trusts for the benefit of any of the foregoing persons. An Estate Planning Vehicle shall cease to be an Individual Major Stockholder Transferee at such time as all of the interests therein cease to be owned by an Individual Major Stockholder, a spouse, sibling or lineal descendant of an Individual Major Stockholder or a lineal descendant of a spouse of an Individual Major Stockholder or any distributees under the will of any of the foregoing persons, successors of such persons by intestate succession or trusts for the benefit of any of the foregoing persons.

Until the Distribution Date, (a) the Rights will be evidenced by the Common Stock certificates (together with a copy of the Summary of Rights (as defined in the Rights Agreement) or bearing the notation referred to below) or, for Common Stock held in book-entry accounts through the direct registration service of the Company’s transfer agent, by such book-entry accounts (together with a direct registration transaction advice with respect to such shares), and the Rights will be transferred with and only with such Common Stock certificates, (b) new Common Stock certificates issued after December 5, 2008 will contain a notation incorporating the Rights Agreement by reference and (c) the surrender for transfer of any certificate for Common Stock (with or without a copy of the Summary of Rights) will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

The Rights are not exercisable until the Distribution Date and will expire at the close of business on November 24, 2018, unless earlier redeemed or exchanged by the Company as described below.

As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of Common Stock as of the close of business on the Distribution Date and, from and after the Distribution Date, the separate Rights Certificates alone will represent the Rights. All shares of Common Stock issued prior to the Distribution Date will be issued with

Rights. Shares of Common Stock issued after the Distribution Date in connection with certain employee benefit plans or upon conversion of certain securities will be issued with Rights. Except as otherwise determined by the Board of Directors, no other shares of Common Stock issued after the Distribution Date will be issued with Rights. In the event the Company elects to distribute any Rights by crediting book-entry accounts, the provisions described in this summary that reference Rights Certificates will be interpreted to reflect that the Rights are credits to the book-entry accounts, that separate Rights Certificates are not issued with respect to some or all of the Rights, and that any legend required on a Rights Certificate may be placed on the direct registration transaction advice with respect to certain Rights.

In the event (a “Flip-In Event”) that a person becomes an Acquiring Person (except pursuant to a tender or exchange offer for all outstanding shares of Common Stock at a price and on terms that a majority of the independent directors of the Company determines to be fair to and otherwise in the best interests of the Company and its stockholders (a “Permitted Offer”)), each holder of a Right will thereafter have the right to receive, upon exercise of such Right, a number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a Current Market Price (as defined in the Rights Agreement) equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of any Triggering Event, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by or transferred to an Acquiring Person (or by certain related parties) will be null and void in the circumstances set forth in the Rights Agreement. However, Rights are not exercisable following the occurrence of any Flip-In Event until such time as the Rights are no longer redeemable by the Company as set forth below.

In the event (a “Flip-Over Event”) that, at any time from and after the time an Acquiring Person becomes such, (i) the Company is acquired in a merger or other business combination transaction (other than certain mergers that follow a Permitted Offer), or (ii) 50% or more of the Company’s assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights that are voided as set forth above) shall thereafter have the right to receive, upon exercise, a number of shares of common stock of the acquiring company having a Current Market Price equal to two times the exercise price of the Right. Flip-In Events and Flip-Over Events are collectively referred to as “Triggering Events.”

The number of outstanding Rights associated with a share of Common Stock, or the number of Fractional Shares of Preferred Stock issuable upon exercise of a Right and the Purchase Price, are subject to adjustment in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock occurring prior to the Distribution Date. The Purchase Price payable, and the number of Fractional Shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution in the event of certain transactions affecting the Preferred Stock.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Preferred Stock that are not integral multiples of a Fractional Share are required to be issued upon exercise of Rights and, in lieu thereof, an adjustment in cash may be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise. Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

At any time until ten days following the first date of public announcement of the occurrence of a Flip-In Event, the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right, payable, at the option of the Company, in cash, shares of Common Stock or such other consideration as the Board of Directors may determine. After a person becomes an Acquiring Person, the right of redemption is subject to certain limitations in the Rights Agreement. Immediately upon the effectiveness of the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.01 redemption price. The Rights Agreement does not prevent a stockholder from conducting a proxy contest to remove and replace the Board with directors who then vote to redeem the Rights, if such actions are taken prior to the time that such stockholder becomes an Acquiring Person.

At any time after the occurrence of a Flip-In Event and prior to a person’s becoming the beneficial owner of 50% or more of the shares of Common Stock then outstanding or the occurrence of a Flip-Over Event, the Company may exchange the Rights (other than Rights owned by an Acquiring Person or an affiliate or an associate of an Acquiring Person, which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock, and/or other equity securities deemed to have the same value as one share of Common Stock, per Right, subject to adjustment.

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights should not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for the common stock of the acquiring company as set forth above or are exchanged as provided in the preceding paragraph.

Other than the redemption price, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company as long as the Rights are redeemable. Thereafter, the provisions of the Rights Agreement other than the redemption price may be amended by the Board of Directors in order to cure any ambiguity, defect or inconsistency, to make changes that do not materially adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to lengthen the time period governing redemption shall be made at such time as the Rights are not redeemable.

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as Exhibit 4.1 to this Current Report on Form 8-K. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference. In connection with the Rights Agreement, the Company filed a certificate of designations with respect to the Series A Junior Participating Preferred Stock setting forth the terms of the Preferred Stock issuable upon exercise of the Rights. Such certificate of designations has been filed with the Securities and Exchange Commission as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

The Rights will have certain anti-takeover effects. The Rights will cause substantial dilution to any person or group that attempts to acquire the Company without the approval of the Company’s Board of Directors. As a result, the overall effect of the Rights may be to render more difficult or discourage any attempt to acquire the Company even if such acquisition may be favorable to the interests of the Company’s stockholders. Because the Company’s Board of Directors can redeem the Rights, amend the Rights Agreement or approve a Permitted Offer, the Rights should not interfere with a merger or other business combination approved by the Board of Directors of the Company.

The information set forth in the Company’s press release dated November 25, 2008, included herewith as Exhibit 99.1, is incorporated by reference to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations of Series A Junior Participating Preferred Stock of Dril-Quip, Inc.

4.1	Rights Agreement dated as of November 24, 2008 between Dril-Quip, Inc. and Mellon Investor Services LLC, as Rights Agent, which includes as Exhibit A the form of Certificate of Designations of Series A Junior Participating Preferred Stock setting forth the terms of the Preferred Stock, as Exhibit B the form of Rights Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Stock. Pursuant to the Rights Agreement, Rights Certificates will not be mailed until after the Distribution Date (as defined in the Rights Agreement).

99.1	Press Release dated November 25, 2008 regarding the Rights Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIL-QUIP, INC.

	By:	/s/ Gary D. Smith
Gary D. Smith
Co-Chairman and Co-Chief Executive Officer

Date: November 25, 2008

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Designations of Series A Junior Participating Preferred Stock of Dril-Quip, Inc.

4.1	Rights Agreement dated as of November 24, 2008 between Dril-Quip, Inc. and Mellon Investor Services LLC, as Rights Agent, which includes as Exhibit A the form of Certificate of Designations of Series A Junior Participating Preferred Stock setting forth the terms of the Preferred Stock, as Exhibit B the form of Rights Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Stock. Pursuant to the Rights Agreement, Rights Certificates will not be mailed until after the Distribution Date (as defined in the Rights Agreement).

99.1	Press Release dated November 25, 2008 regarding the Rights Agreement.

8